UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2017

GEE GROUP, INC.
(Exact name of registrant as specified in its charter)

Illinois	1-05707	36-6097429
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

184 Shuman Blvd., Ste. 420, Naperville, Illinois	60563
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 954-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 16, 2017, the Company held its 2017 Annual Meeting of stockholders (the “Annual Meeting”). The following matters were considered:

1. Approval of issuance of shares of common stock upon conversion of Series B Preferred Stock in excess of 19.99% of outstanding shares. (the “Preferred Conversion Proposal”)

Stockholders approved the issuance of shares of common stock upon conversion of the Company’s Series B Preferred Stock in excess of 19.99% of outstanding shares. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote

5,014,435	30,971	2,063	3,038,530

2. Approval of issuance of shares of common stock upon conversion of or payment of interest on 9.5% Convertible Subordinated Notes in excess of 19.99% of outstanding shares. (the “Note Conversion Proposal”)

Stockholders approved the issuance of shares of common stock upon conversion of or payment of interest on the Company’s 9.5% Convertible Subordinated Notes in excess of 19.99% of outstanding shares. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote

5,014,247	31,159	2,063	3,038,530

3. Election of Directors

Stockholders elected all of the Company’s nominees for director for one-year terms expiring on the next annual meeting of stockholders. The voting results were as follows:

	For	Withhold	Broker Non-Vote

(1) Mr. Derek Dewan	5,035,523	11,946	3,038,530
(2) Dr. Arthur Laffer	4,827,703	219,766	3,038,530
(3) Mr. Thomas Williams	4,836,453	211,016	3,038,530
(4) Mr. Peter Tanous	5,035,476	11,993	3,038,530
(5) Mr. William Isaac	5,035,523	11,946	3,038,530
(6) Mr. George A. Bajalia	4,945,393	102,076	3,038,530
(7) Mr. Ronald R. Smith	4,662,191	385,278	3,038,530

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4. Approval and Ratification of Auditors

Stockholders approved and ratified the appointment of Friedman LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2017. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote

7,975,758	89,000	201,241	3,038,530

5. Amendment to the Company’s 2013 Incentive Stock Plan

Stockholders approved an amendment to the Company’s 2013 Incentive Stock Plan to increase the number of shares available for issuance pursuant to awards granted under the Plan from 1,000,000 shares to 4,000,000 shares. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote

4,399,022	645,386	3,061	3,038,530

6. Advisory Say-on-Pay Resolution

Stockholders approved the following resolution “RESOLVED that the stockholders approve the compensation of the Company’s named executive officers as disclosed in the compensation tables and the related disclosure contained in the proxy statement set forth under the caption “The Board Election Proposal – Executive Compensation”. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote

4,833,195	188,762	25,512	3,038,530

7. Advisory Resolution on Frequency of Say-on-Pay Resolution

Stockholders approved the following resolution “RESOLVED” that the stockholders wish the Company to include an advisory vote on the compensation of the Company’s named executive officers pursuant to Section 14A of the Securities Exchange Act of 1934 every (i) year, (ii) two years, or (iii) three years (select one). The voting results were as follows:

Three Years	Two Years	One year	Abstain	Broker Non-Vote

2,849,504	15,654	787,709	1,394,602	3,038,530

8. Adjournment Proposal

Stockholders approved the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the Annual Meeting to approve the Preferred Conversion Proposal and/or the Note Conversion Proposal. The voting results were as follows:

For	Against	Abstain

7,145,243	923,272	17,484

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GEE GROUP, INC.
(Registrant)

Date: August 18, 2017	By:	/s/ Andrew J. Norstrud
Andrew J. Norstrud
Chief Financial Officer

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